Exhibit 10.25

Execution Copy

REGISTRATION AGREEMENT

THIS REGISTRATION AGREEMENT (this “Agreement”) is made and entered into as of February 9, 2004, by and among New Melita Topco Ltd., a company organized under the laws of the Cayman Islands (the “Company”), each of the Persons listed on Schedule I attached hereto (the “Golden Gate Shareholders”), each of the Persons listed on Schedule II attached hereto (the “Oak Shareholders”) and each of the Persons listed on Schedule III attached hereto (the “Other Shareholders”). The Golden Gate Shareholders, the Oak Shareholders and the Other Shareholders are collectively referred to herein as the “Shareholders,” and each as a “Shareholder.” Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 9 hereof.

Melita International Ltd., a Cayman Islands company, each of the Golden Gate Shareholders and each of the Oak Shareholders are parties to that certain Registration Agreement, dated as of May 15, 2003 (the “Prior Agreement”). Upon the execution and delivery of this Agreement, the Prior Agreement shall automatically terminate and be of no further force and effect, and no party thereto shall have any further liability or obligation with respect thereto.

The parties hereto agree as follows:

1. Demand Registrations.

(a) Requests for Registration. At any time, the holders of a majority of the Golden Gate Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration (“Long-Form Registrations”) or, if available, on Form S-2 or S-3 or any similar short-form registration (“Short-Form Registrations”). In addition, the holders of a majority of the Oak Registrable Securities may request registration under the Securities Act of all or a part of the Oak Registrable Securities pursuant to a Long-Form Registration or a Short-Form Registration pursuant to Section 1(d) or Section 1(e) below. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 1(f) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice. All registrations requested pursuant to this Section 1(a), Section 1(d) or Section 1(e) are referred to herein as “Demand Registrations.”

(b) Long-Form Registrations. The holders of a majority of the Golden Gate Registrable Securities will be entitled to request unlimited Long-Form Registrations in which the Company will pay all Registration Expenses. The Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective. All Long-Form Registrations shall be underwritten registrations.

(c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1(b), the holders of a majority of the Golden Gate Registrable Securities will be entitled to request unlimited Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

(d) Oak Demand Registration Rights. At any time after the Company’s IPO, the holders of a majority of the Oak Registrable Securities will be entitled to request one Long-Form Registration in which the Company will pay all Registration Expenses (the “Oak Long-Form Registration”). A registration will not count as the permitted Oak Long-Form Registration until it has become effective; provided that in any event the Company will pay all Registration Expenses in connection with any registration initiated as the Oak Long-Form Registration whether or not it has become effective.

(e) Short-Form Registrations. In addition to the Oak Long-Form Registration provided pursuant to Section 1(d), the holders of a majority of the Oak Registrable Securities will be entitled to request unlimited Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of the Oak Registrable Securities.

(f) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities proposed to be included by each such holder.

(g) Restrictions on Demand Registrations. The Company may postpone for up to ninety days the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of at least a majority of the Registrable Securities agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business)

or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of a majority of Registrable Securities requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, the Company will pay all Registration Expenses in connection with such registration; provided, further, the Company may not exercise this right more than twice during any twelve (12) month period.

(h) Selection of Underwriters. The holders of a majority of the Registrable Securities included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company’s approval, which will not be unreasonably withheld.

(i) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.

2. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its securities (including any proposed registration of the Company’s securities by any third party) under the Securities Act (other than pursuant to a Demand Registration (which will be governed by Section 1 hereof) or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to Section 2(c) and Section 2(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.

(b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares proposed to be included by each such holder and (iii) third, other securities requested to be included in such registration.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares proposed to be included by each such holder and (ii) second, other securities requested to be included in such registration.

(e) Selection of Underwriters. If any Piggyback Registration, other than a Demand Registration, is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the Company and must be approved by the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

(f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 above or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety days has elapsed from the effective date of such previous registration.

3. Holdback Agreements.

(a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree; it being agreed that (i) the agreements set forth in this Section 3 shall apply to each holder of Registrable Securities in connection with the Company’s initial public offering and sale of its common stock (“IPO”) and (ii) following the effectiveness of the Company’s IPO, (a) the such lock-up period shall be during the seven days prior to and the 90-day period beginning on the effective date of any such registration, and (b) the agreements set forth in this Section 3 shall only apply (x) to holders of Registrable Securities, who, together with their Affiliates, hold 2% or more of the Company’s then outstanding share capital as of the date of any such underwritten registration and (y) the directors, officers and all other holders of at least 2% of the Company’s then outstanding share capital as of the date of such underwritten registration are subject to similar requirements.

(b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Ordinary Shares, or any securities convertible into or exchangeable or exercisable for Ordinary Shares, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

(a) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to review and comment of such counsel);

(b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to Section 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

(g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a share capital split or a combination of shares);

(i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

(l) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (so long as such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

(m) provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

5. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

(b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

(c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered for each seller.

6. Indemnification.

(a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person that controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 6 collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the “blue sky” or securities laws thereof or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person that controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which any such Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company’s indemnification is unavailable for any reason.

7. Participation in Underwritten Registrations.

(a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(e). If the Company gives any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by Section 4(e).

8. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Registrable Securities a written statement confirming the Company’s compliance with such requirements.

9. Definitions.

“Affiliate” shall have the meaning assigned to such term in the Shareholders Agreement.

“Class A-1 Non-Voting Shares” means the Class A-1 Non-Voting Ordinary Shares, par value U.S. $0.00001 per share, of the Company.

“Class A-2 Non-Voting Shares” means the Class A-2 Non-Voting Ordinary Shares, par value U.S. $0.00001 per share, of the Company.

“Class B-1 Non-Voting Shares” means the Class B-1 Non-Voting Ordinary Shares, par value U.S. $0.00001 per share, of the Company.

“Class B-2 Non-Voting Shares” means the Class B-2 Non-Voting Ordinary Shares, par value U.S. $0.00001 per share, of the Company.

“Class C-1 Non-Voting Shares” means the Class C-1 Non-Voting Ordinary Shares, par value U.S. $0.00001 per share, of the Company.

“Class C-2 Non-Voting Shares” means the Class C-2 Non-Voting Ordinary Shares, par value U.S. $0.00001 per share, of the Company.

“Class L Shares” means the Class L Ordinary Shares, par value U.S. $0.00001 per share, of the Company.

“Class L Non-Voting Shares” means the Class L Non-Voting Ordinary Shares, par value U.S. $0.00001 per share, of the Company.

“Family Group” shall have the meaning assigned to such term in the Shareholders Agreement.

“Golden Gate Registrable Securities” means (i) any Ordinary Shares issued to the Golden Gate Shareholders, (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other Ordinary Shares held by Persons holding securities described in clause (i) or (ii) above; provided that in the event that pursuant to such recapitalization or exchange, equity securities are issued which do not participate in the residual equity of the Company (“Non-Participating Securities”), such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Golden Gate Registrable Securities, such shares will cease to be Golden Gate Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act or (z) distributed to any partner or member of any private equity fund or co-investment vehicle.

“Oak Registrable Securities” means (i) any Ordinary Shares issued to the Oak Shareholders, (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other Ordinary Shares held by Persons holding securities described in clause (i) or (ii) above; provided that in the event that pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Oak Registrable Securities, such shares will cease to be Oak Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

“Ordinary Shares” means collectively, the Class A-1 Non-Voting Shares, Class A-2 Non-Voting Shares, Class B-1 Non-Voting Shares, Class B-2 Non-Voting Shares, Class C-1 Non-Voting Shares, Class C-2 Non-Voting Shares, Class L Shares and Class L Non-Voting Shares.

“Other Registrable Securities” means (i) any Ordinary Shares issued to the Other Shareholders, (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other Ordinary Shares held by Persons holding securities described in clause (i) or (ii) above; provided that in the event that pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Other Registrable Securities, such shares will cease to be Other Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act. Notwithstanding anything in this Agreement to the contrary, Ordinary Shares or other equity securities of the Company that would otherwise constitute Other Registrable Securities shall not be considered Other Registrable Securities (and thus, not Registrable Securities) if the holder thereof can sell, in any three (3) month period, all of such holder’s shares or securities, as applicable, without registration pursuant to Rule 144 under Securities Act.

“Person” means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“Registrable Securities” means collectively the Golden Gate Registrable Securities, the Oak Registrable Securities and the Other Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

“Securities and Exchange Commission” includes any governmental body or agency succeeding to the functions thereof.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

“Shareholders Agreement” means the Shareholders Agreement, dated of even date herewith, by and among the Company and certain of its shareholders.

10. Miscellaneous.

(a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a share capital split or a combination of shares).

(c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

(d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; but if such amendment or waiver would treat a holder or group of holders of Registrable Securities (e.g. the Oak Shareholders or the Other Shareholders) in a manner different from any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group adversely treated, and this Section 10(d) may not be amended or waived without the consent of not less than the holders of a majority of the Oak Registrable Securities and the Other Registrable Securities, voting as a single group.

(e) Successors and Assigns. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment has been made, the provisions of this Agreement that are for the benefit of the holders of Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof).

(f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(i) Governing Law. All issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of California.

(j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications shall be sent to the addresses indicated below or, if no address is so indicated for any particular Shareholder, at the address listed in the Company’s records:

If to the Company:

New Melita Topco Ltd.

c/o Golden Gate Private Equity, Inc.

One Embarcadero Center, 33rd Floor

San Francisco, CA 94111

Attention: Prescott Ashe

Facsimile: (415) 627-4501

and to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois 60601

Attention: Gary M. Holihan

Facsimile: (312) 861-2200

If to any Golden Gate Shareholder:

c/o Golden Gate Private Equity, Inc.

One Embarcadero Center, 33rd Floor

San Francisco, CA 94111

Attention: Prescott Ashe

Facsimile: (415) 627-4501

With a copy to:

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois 60601

Attention: Gary M. Holihan

Facsimile: (312) 861-2200

If to any Oak Shareholder:

c/o Oak Investment Partners X, Limited Partnership

525 University Avenue, Suite 1300

Palo Alto, CA 94301

Attention: Fredric Harman

                 Viriginia Eddington

Facsimile: (650) 328-6345

If to Wells Fargo Foothill, Inc:

Wells Fargo Foothill, Inc.

2450 Colorado Avenue

Suite 3000 West

Santa Monica, CA 90404

Attention: Business Manager

Facsimile: (310) 453-7413

If to Highbridge/Zwirn Special Opportunities Fund, L.P.:

Highbridge/Zwirn Special Opportunities Fund, L.P.

9 West 57th Street, 27th Floor

New York, NY 10019

Attention: Vasan Kesavan, Esq.

Facsimile: (212) 287-4263

If to CS Equity LLC:

CS Equity LLC

4445 Willard Avenue, 12th Floor

Chevy Chase, MD 20815

Attention: Corporate Finance Group Portfolio Manager

Facsimile: (301) 841-2340

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

[The rest of this page is intentionally left blank]

* * * * *

IN WITNESS WHEREOF, the parties have executed this Registration Agreement on the day and year first above written.

New Melita Topco Ltd.

By:	/s/ Prescott Ashe

Its:

THE GOLDEN GATE SHAREHOLDERS:

CCG INVESTMENTS BVI, L.P.
CCG ASSOCIATES – QP, L.L.C.
CCG ASSOCIATES – AI, L.L.C.
CCG INVESTMENT FUND – AI, L.P.
CCG AV, L.L.C. - series C
CCG AV, L.L.C. - series F
CCG CI, L.L.C.

By:	Golden Gate Capital Management, L.L.C.
Its:	Authorized Representative

By:	/s/ David Dominik

Name:

Its:	Managing Director

THE OAK SHAREHOLDERS:

OAK INVESTMENT PARTNERS IX, LIMITED PARTNERSHIP

/s/ Fredric Harman
Fredric W. Harman
Managing Member of Oak Associates IX, LLC
The General Partner of Oak Investment Partners IX,
Limited Partnership

OAK IX AFFILIATES FUND, LIMITED PARTNERSHIP

/s/ Fredric Harman
Fredric W. Harman
Managing Member of Oak IX Affiliates, LLC
The General Partner of Oak IX Affiliates Fund,
Limited Partnership

OAK IX AFFILIATES FUND-A, LIMITED PARTNERSHIP

/s/ Fredric Harman
Fredric W. Harman
Managing Member of Oak IX Affiliates, LLC
The General Partner of Oak IX Affiliates Fund-A,
Limited Partnership

OAK INVESTMENT PARTNERS X, LIMITED PARTNERSHIP

/s/ Fredric Harman
Fredric W. Harman
Managing Member of Oak Associates X, LLC
The General Partner of Oak Investment Partners X,
Limited Partnership

OAK X AFFILIATES FUND, LIMITED PARTNERSHIP

/s/ Fredric Harman
Fredric W. Harman
Managing Member of Oak X Affiliates, LLC
The General Partner of Oak X Affiliates Fund,
Limited Partnership

THE OTHER SHAREHOLDERS:

WELLS FARGO FOOTHILL, INC.

/s/ Illegible
By:
Its:

HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

/s/ Illegible
By:
Its:

CS EQUITY LLC

/s/ Joseph Turitz
By: Joseph Turitz
Its: General Consel

/s/ James D. Foy
James D. Foy

/s/ Ralph Breslauer
Ralph Breslauer

/s/ Michael Provenzano, III
Michael Provenzano, III

/s/ R. Scott Asen
R. Scott Asen

George Landgrebe

SCHEDULE I

The Golden Gate Shareholders

CCG INVESTMENTS BVI, L.P.

CCG ASSOCIATES – QP, L.L.C.

CCG ASSOCIATES – AI, L.L.C.

CCG INVESTMENT FUND – AI, L.P.

CCG AV, L.L.C. - series C

CCG AV, L.L.C. - series F

CCG CI, L.L.C.

SCHEDULE II

The Oak Shareholders

OAK INVESTMENT PARTNERS IX, LIMITED PARTNERSHIP

OAK IX AFFILIATES FUND, LIMITED PARTNERSHIP

OAK IX AFFILIATES FUND-A, LIMITED PARTNERSHIP

OAK INVESTMENT PARTNERS X, LIMITED PARTNERSHIP

OAK X AFFILIATES FUND, LIMITED PARTNERSHIP

SCHEDULE III

The Other Shareholders

WELLS FARGO FOOTHILL, INC.

HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

CS EQUITY LLC

JAMES D. FOY

RALPH BRESLAUER

MICHAEL PROVENZANO, III

R. SCOTT ASEN

GEORGE LANDGREBE